Exhibit 99.1

Sarcos Robotics’ Business Combination with Rotor Acquisition Corp. Approved by Rotor Shareholders

Transaction expected to close on September 24, 2021

Combined company to be called Sarcos Technology and Robotics Corporation and is expected to begin trading on Nasdaq on September 27, 2021, under the ticker symbol “STRC”

Proceeds from the transaction are expected to fund the company through scale production and deployment of the award-winning Guardian® XO® industrial exoskeleton and Guardian® XT™ industrial robotic avatar system

SALT LAKE CITY — September 16, 2021 — Rotor Acquisition Corp. (NYSE: ROT.U, ROT, and ROT WS) (“Rotor”), a publicly-traded special purpose acquisition company, announced today that its shareholders voted to approve the business combination with Sarcos Robotics (“Sarcos”), a leader in the development of robotic systems that augment humans to enhance productivity and safety.

Upon completion of the transaction, subject to the satisfaction of certain customary closing conditions, Rotor will change its name to Sarcos Technology and Robotics Corporation. The post-closing company’s common stock and warrants are expected to commence trading on the Nasdaq on September 27, 2021, under the ticker symbols “STRC” and “STRCW,” respectively. The current Sarcos management team, including chairman and CEO Ben Wolff, will continue to lead the company. The company’s new board of directors will be comprised of current and former leaders from Apple, The Boeing Company, Credit Suisse, Delta Air Lines, Microsoft, Nextel, and the U.S. Department of Defense.

“The growing shortage of skilled workers that are able to conduct physically demanding tasks is a critical problem for companies, industries, and the global economy,” said Ben Wolff, chairman, and CEO, Sarcos. “Sarcos has a unique opportunity to usher in a new age of human and machine collaboration by deploying a fleet of its highly dexterous mobile robotic systems that augment humans rather than replace them. We think we can put a meaningful dent in the skilled labor shortage challenges by enabling skilled workers and the companies they work for to be more productive and safer across a wide range of industries for those jobs where automation is not feasible. Consummation of the business combination with Rotor will help ensure that Sarcos has the resources we need to realize our vision for a safer and more productive industrial workforce of the future.”

“We are delighted that our shareholders have approved our business combination with Sarcos,” said Stefan Selig, Chairman of Rotor. “We look forward to watching Ben and the rest of the management team execute on their plans to bring highly dexterous mobile robotic systems to unstructured work environments while providing a viable solution to the global labor shortage and enabling the workforce of the future.”

For more information on Sarcos and its award-winning product portfolio, please visit www.sarcos.com.

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About Rotor Acquisition Corp.

With approximately 100 years of combined experience in investing and managing capital across markets and industries, structuring transactions, and building businesses and led by Chief Executive Officer Brian Finn, Chairman of the Board Stefan M. Selig, and Director John D. Howard, Rotor Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with potential target companies with certain industry and business characteristics within the areas of disruptive consumer and industrial technologies. For more information, please visit www.rotoracquisition.com.

About Sarcos Robotics

Sarcos Robotics is a leader in industrial robotic systems that augment human performance by combining human intelligence, instinct, and judgment with the strength, endurance, and precision of machines to enhance employee safety and productivity. Leveraging more than 30 years of research and development, Sarcos’ mobile robotic systems, including the Guardian® S, Guardian® GT, Guardian® XO®, and Guardian® XT™, are designed to revolutionize the future of work wherever physically demanding work is done. Sarcos is based in Salt Lake City, Utah, and backed by Caterpillar Venture Capital Inc., Delta Air Lines, GE Ventures, Microsoft, and Schlumberger. For more information, please visit www.sarcos.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, Sarcos’ product roadmap, including the expected timing of commercialization or new product releases, Sarcos’ plans to expand its product availability, Sarcos’ use of capital following the transaction, including Sarcos’ ability to accomplish the initiatives outlined above, and the expected timing of the closing of the transaction. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions, although not all forward-looking statements contain these identifying terms. Such forward-looking statements involve risks, uncertainties, and other factors that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s and Rotor’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and Sarcos and Rotor are not under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Rotor Acquisition Corp. (“Rotor”) has filed or will file from time to time with the U.S. Securities and Exchange Commission (“SEC”). In addition to factors previously disclosed in Rotor’s reports filed with the SEC and those identified in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the potential business combination, including the risk that any required regulatory approvals or stockholder approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the potential business combination; Sarcos’ ability to execute on its business strategy, develop new products and services and enhance existing products and services; ability to respond rapidly to emerging technology trends; ability to compete effectively and manage growth and costs; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”

in Rotor’s definitive proxy statement filed with the SEC on August 6, 2021 and other documents of Rotor filed, or to be filed, with the SEC.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Rotor and is not intended to form the basis of an investment decision in Rotor. All subsequent written and oral forward-looking statements concerning Rotor and Sarcos, the proposed business combination, or other matters and attributable to Rotor and Sarcos or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Press Contact:

Sarcos Robotics

Ben Mimmack

(801) 419-0438

pr@sarcos.com

ir@sarcos.com

MZ Group

Chris Tyson

Executive Vice President

MZ Group – MZ North America

(949) 491-8235

STRC@mzgroup.us